UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2004

palmOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 503-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 13, 2004, palmOne, Inc. (the “Company”) entered into an offer letter with Andrew J. Brown, the Executive Vice President and Chief Financial Officer of the Company (the “Offer Letter”).

Under the Offer Letter, Mr. Brown is entitled to receive an annual base salary of $350,000 and will be eligible to participate in the Company’s discretionary cash bonus plan. Mr. Brown will also receive a stock option grant of 225,000 shares of palmOne common stock which will vest over four years with 25% of the stock subject to the grant vesting on the one year anniversary of Mr. Brown’s effective date of hire and the remaining shares subject to the option vesting on a monthly basis thereafter. In addition, Mr. Brown will receive a grant of 25,000 shares of restricted stock. 25% of the restricted shares will vest on each one-year anniversary from Mr. Brown’s hire date.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On December 14, 2004, the Company announced the appointment of Andrew J. Brown as the Company’s chief financial officer. Mr. Brown will be responsible for finance and accounting, investor relations, corporate development and information technology. He will replace Philippe Morali, the Company’s interim chief financial officer and Neil M. Scott, the Company’s chief accounting officer. Mr. Morali will resume his prior duties as Vice President Corporate Development and Treasurer of the Company. Mr. Scott will resume his prior duties as Vice President and Corporate Controller of the Company.

Mr. Brown, 45, is the former chief financial officer at Legato Systems, Inc., a storage-solutions provider that was acquired by EMC Corporation in October 2003. From August 1998 until October 2000, when he was hired by Legato, Mr. Brown was the vice president and chief financial officer at Adaptec Inc., a data storage access solution company and from July 1988 until August 1998 he held various financial positions within Adaptec, including Vice President, Corporate Controller and Principal Accounting Officer. Mr. Brown is currently a director of Peregrine Systems, a software development company.

The material terms of Mr. Brown’s offer letter are described in Item 1.01 above and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release of palmOne, dated December 14, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALMONE, INC.

Date: December 16, 2004	/s/ MARY E. DOYLE
Mary E. Doyle
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of palmOne, dated December 14, 2004